Asset management

August 5, 2011

The UBS Funds

Supplement to the Statement of Additional Information ("SAI")

August 5, 2011

Dear Investor,

The purpose of this supplement is to update the SAI of The UBS Funds (the "Trust") dated October 28, 2010 regarding changes to the disclosure regarding investments in collateralized mortgage obligations.

Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). The fifth paragraph under the heading "Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS Core Plus Bond Fund" and the sub-heading "Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs")" on page 32 of the SAI is deleted in its entirety and replaced by the following:

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be more sensitive to interest rates than US government-issued CMOs. For federal income tax purposes, the Funds will be required to accrue income on CMOs and REMIC regular interests using the "catch-up method," with an aggregate prepayment assumption.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

ZS-495